WORLD OMNI 1998-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
NOVEMBER 30, 1998
                                                             Aggregate
                                                             Net Investment
Aggregate Net Investment Value                               Value
Original                                                     1,763,657,871.20
11/1/98                                                      1,763,657,871.20

Principal collections & reimbursement loss amount               62,114,287.53
11/30/98                                                     1,701,543,583.67

Note Balance @ 11/30/98                                      1,763,657,871.20

                                                             Class A-1
                                                             Allocation                  Note
Aggregate Net Investment Value                               Percentage                  Balance

Original                                                                24.94236%         430,000,000
11/1/98                                                                 24.94236%         430,000,000

Principal collections & reimbursement loss amount                                          60,725,537
11/30/98                                                                                  369,274,463

Note Balance @ 11/30/98                                                 24.94236%         430,000,000

                                                             Class A-2
                                                             Allocation                  Note
Aggregate Net Investment Value                               Percentage                  Balance

Original                                                                25.52241%         440,000,000
11/1/98                                                                 25.52241%         440,000,000

Principal collections & reimbursement loss amount                                                   0
11/30/98                                                                                  440,000,000

Note Balance @ 11/30/98                                                 25.52241%         440,000,000

                                                             Class A-3
                                                             Allocation                  Note
Aggregate Net Investment Value                               Percentage                  Balance

Original                                                                23.78225%         410,000,000
11/1/98                                                                 23.78225%         410,000,000

Principal collections & reimbursement loss amount                                                   0
11/30/98                                                                                  410,000,000

Note Balance @ 11/30/98                                                 23.78225%         410,000,000

                                                             Class A-4
                                                             Percentage                  Note
Aggregate Net Investment Value                               Percentage                  Balance

Original                                                                20.38214%         351,383,000
11/1/98                                                                 20.38214%         351,383,000

Principal collections & reimbursement loss amount                                                   0
11/30/98                                                                                  351,383,000

Note Balance @ 11/30/98                                                 20.38214%         351,383,000

                                                             Class B
                                                             Allocation                  Note
Aggregate Net Investment Value                               Percentage                  Balance

Original                                                                 5.37084%          92,592,000
11/1/98                                                                  5.37084%          92,592,000

Principal collections & reimbursement loss amount                                                   0
11/30/98                                                                                   92,592,000

Note Balance @ 11/30/98                                                  5.37084%          92,592,000



Aggregate Net Investment Value                               Transferor Interest         Balance

Original                                                                 2.25000%          39,682,871
11/1/98                                                                                    39,682,871

Principal collections & reimbursement loss amount                                           1,388,751
11/30/98                                                                                   38,294,121

Note Balance @ 11/30/98                                                  2.25000%          39,682,871


Distributable Amounts                                        Total

Interest Distributable Amount                                    7,791,597.54
Principal Distributable Amount (1)                              61,722,246.70
Reimbursement of Covered Loss Amount (1)                           392,040.83
Reimbursement of Uncovered Loss Amount (1)                               0.00
Class A Net Swap Payment / (Receipt)                              (275,597.69)
Class B Net Swap Payment / (Receipt)                                (8,954.83)

Total                                                           69,621,332.55

Distributable Amounts                                        Class A-1                   %

Interest Distributable Amount                                    1,743,430.94
Principal Distributable Amount (1)                              60,333,496.15                      97.75000%
Reimbursement of Covered Loss Amount (1)                           392,040.83                     100.00000%
Reimbursement of Uncovered Loss Amount (1)                               0.00                     100.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                           62,468,967.92

Distributable Amounts                                        Class A-2                   %

Interest Distributable Amount                                    1,799,864.73
Principal Distributable Amount (1)                                       0.00                       0.00000%
Reimbursement of Covered Loss Amount (1)                                 0.00                       0.00000%
Reimbursement of Uncovered Loss Amount (1)                               0.00                       0.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                            1,799,864.73

Distributable Amounts                                        Class A-3                   %

Interest Distributable Amount                                    1,691,952.24
Principal Distributable Amount (1)                                       0.00                       0.00000%
Reimbursement of Covered Loss Amount (1)                                 0.00                       0.00000%
Reimbursement of Uncovered Loss Amount (1)                               0.00                       0.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                            1,691,952.24

Distributable Amounts                                        Class A-4                   %

Interest Distributable Amount                                    1,475,434.38
Principal Distributable Amount (1)                                       0.00                       0.00000%
Reimbursement of Covered Loss Amount (1)                                 0.00                       0.00000%
Reimbursement of Uncovered Loss Amount (1)                               0.00                       0.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                            1,475,434.38

Distributable Amounts                                        Class B                     %

Interest Distributable Amount                                      408,849.39
Principal Distributable Amount (1)                                       0.00                       0.00000%
Reimbursement of Covered Loss Amount (1)                                 0.00                       0.00000%
Reimbursement of Uncovered Loss Amount (1)                               0.00                       0.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                              408,849.39

Distributable Amounts                                        Transferor Interest         %

Interest Distributable Amount                                      672,065.85
Principal Distributable Amount (1)                               1,388,750.55                       2.25000%
Reimbursement of Covered Loss Amount (1)                                 0.00                       0.00000%
Reimbursement of Uncovered Loss Amount (1)                               0.00                       0.00000%
Class A Net Swap Payment / (Receipt)
Class B Net Swap Payment / (Receipt)

Total                                                            2,060,816.40

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Note Factors                                                 Series A-1                  Series A-2

                                                   11/1/98             100.0000000%               100.0000000%
                                                   11/30/98            100.0000000%               100.0000000%

Note Factors                                                 Series A-3                  Series A-4

                                                   11/1/98             100.0000000%               100.0000000%
                                                   11/30/98            100.0000000%               100.0000000%

Note Factors                                                 Series B

                                                   11/1/98             100.0000000%
                                                   11/30/98            100.0000000%

Pool Data                                                    11/1/98                     $

Number of Loans                                                     74,744
Prepayments                                                              0                    0.00
Scheduled Terminations                                                   0                    0.00
Charge-Offs                                                              0                    0.00
Weighted Ave APR                                                         8.90%


Pool Data                                                    11/30/98                    $

Number of Loans                                                     73,959
Prepayments                                                            687                  5,624,347.50
Scheduled Terminations                                                   0                          0.00
Charge-Offs                                                             99                  1,421,420.58
Weighted Ave APR                                                         8.89%


Account Balances                                             Pay Ahead                   Advance                  Reserve Fund

Balance as of  11/01/98                                                  0.00                       0.00             17,636,578.71
Balance as of  11/30/98                                          2,580,649.58                 388,078.40             17,636,578.71
Change                                                           2,580,649.58                 388,078.40                      0.00
Required Cash (withdrawal from reserve)                                                                                       0.00
Reserve Fund Requirement                                                                                             17,636,578.71
Reserve Fund Supplemental Requirements                                                                                        0.00
Insured Residual Value Loss Amount                                       0.00




Distribution per $1,000                                                                  Total

Total Distribution Amount                                                                           4.41786225

Interest Distribution Amount                                                                        4.41786225
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----

Distribution per $1,000                                                                  Class A-1

Total Distribution Amount                                                                           4.05449056

Interest Distribution Amount                                                                        4.05449056
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000


Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----

Distribution per $1,000                                                                  Class A-2

Total Distribution Amount                                                                           4.09060167

Interest Distribution Amount                                                                        4.09060167
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----


Distribution per $1,000                                                                  Class A-3

Total Distribution Amount                                                                           4.12671278

Interest Distribution Amount                                                                        4.12671278
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----


Distribution per $1,000                                                                  Class A-4

Total Distribution Amount                                                                           4.19893500

Interest Distribution Amount                                                                        4.19893500
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                    -----


Distribution per $1,000                                                                  Class B

Total Distribution Amount                                                                           4.41560167

Interest Distribution Amount                                                                        4.41560167
Carryover Shortfall                                                                                 0.00000000
Prior Carryover Shortfall                                                                           0.00000000

Total Carryover Shortfall                                                                           0.00000000


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           0.00000000
Unpaid Principal Loss Interest Amount                                                               0.00000000

Transferor Principal not paid to Transferor                                                     -----
Transferor Interest not paid to Transferor                                                      -----

Unpaid Class B Principal Carryover Shortfall                                                        0.00000000


Distribution per $1,000                                                                  Transferor Interest

Total Distribution Amount                                                                          16.93591793

Interest Distribution Amount                                                                       16.93591793
Carryover Shortfall                                                                             -----
Prior Carryover Shortfall                                                                       -----

Total Carryover Shortfall                                                                       -----


Principal Distribution Amount                                                                       0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                    0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       -----
Unpaid Principal Loss Interest Amount                                                           -----

Transferor Principal not paid to Transferor                                                         0.00000000
Transferor Interest not paid to Transferor                                                          0.00000000

Unpaid Class B Principal Carryover Shortfall                                                    -----



Servicing Fee                                                                              Total

Amount of Servicing Fee Paid                                                                4,409,144.68
Total Unpaid                                                                                        0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                                 0.00
SUBI                                                                                                0.00
                                                                                                    0.00


Securitization Trustee Expenses Paid  (1)                                                           0.00

Additional Loss Amounts (2)                                                                         0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:










CHARGE-OFF RATE                                                                                                   November





Outstanding                                                                                                           1,421,420.58
Balance

Net
Liquidation                                                                                                             725,529.79
Proceeds

Average
Aggregate
Net Investment                                                                                                    1,763,657,871.20
Value

Annualized
Average
Charge-Off                                                                                                                    0.47%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                             0.47%



DELINQUENCY RATE
                                                             #                                                    $

Past Due 31-60 days                                                    800                                           17,499,132
Past Due 61-90 days                                                    136                                            2,936,335
Past Due 91 + days                                                      23                                              435,719

 Total                                                                 959                                           20,871,186

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                             Delinquent                  Current                  Delinquency
                                                             Contracts                   Contracts                Rate
                                                             (> 60 days)



November                                                               159                     73,959                         0.21%